                                                                     EXHIBIT 3.1



                       THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $________ having been paid, said articles are deemed to have been filed with me this ______ day of 19_______.





Effective date: ______________________




                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth




                         TO BE FILLED IN BY CORPORATION
                         Photocopy of document to be sent to:


                         Infinium Software, Inc.
                    ----------------------------------------
                         Anne Marie Monk, Clerk
                    ----------------------------------------
                         25 Communications Way
                    ----------------------------------------
                         Hyannis, MA 02601
                    ----------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


Later effective date:_____________________________________


SIGNED UNDER THE PENALTIES OF PERJURY, this 17th day of February, 1997.
                                            ----        --------    --
Frederick J. Lizza                                , *President
--------------------------------------------------
Anne Marie Monk                                     *Clerk
--------------------------------------------------




*Delete the inapplicable words.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:


The total presently authorized is:

--------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE   NUMBER OF SHARES          TYPE      NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------
    Common:                           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Preferred:                        Preferred:
--------------------------------------------------------------------------------


Change the total authorized to:


--------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE   NUMBER OF SHARES          TYPE      NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------
    Common:                           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Preferred:                        Preferred:
--------------------------------------------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2734036
                                                             -------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                             ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

We,  Frederick J. Lizza,                                              *President
    ------------------------------------------------------------------

and   Anne Marie Monk,                                                 *Clerk of
    -------------------------------------------------------------------

of  Software 2000, Inc.                                                        ,
   ----------------------------------------------------------------------------
                          (Exact name of corporation)

located at 25 Communications Way, Drawer 6000, Hyannis, MA 02601               ,
          ---------------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                    One (1)
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on February 14, 1997, by vote of:
------------------

10,637,652   shares of    Common Stock     of    10,802,091  shares outstanding,
------------          -----------------      --------------
               (type, class & series, if any)

             shares of                   of              shares outstanding, and
------------          -----------------     -------------
               (type, class & series, if any)



             shares of                   of                  shares outstanding,
------------          -----------------      --------------
               (type, class & series, if any)


1)** being at least a majority of each type, class or series outstanding and entitled to vote thereon:/

           Voted: That the name by which the corporation shall be known is hereby changed to: Infinium Software, Inc.


*Delete the inapplicable words.    **Delete the inapplicable clause.
1) For amendments adopted pursuant to Chapter 156B, Section 70.
2) For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


I hereby approve the within Articles of Amendment and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 18th day of February 1997.



Effective date:_____________________________________________




                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth







                        TO BE FILLED IN BY CORPORATION
                        PHOTOCOPY OF DOCUMENT TO BE SENT TO:


                   -----------------------------------------
                           Infinium Software, Inc.
                   -----------------------------------------
                           Anne Marie Monk, Clerk
                   -----------------------------------------
                           25 Communications Way
                   -----------------------------------------
                           Hyannis, MA 02601
                   -----------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


I hereby approve the within Articles of Amendment and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 18th day of February 1997.




Effective date:_____________________________________________





                           /s/ William Francis Galvin


                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth





                         TO BE FILLED IN BY CORPORATION
                         PHOTOCOPY OF DOCUMENT TO BE SENT TO:



                              Infinium Software, Inc.
                     -------------------------------------
                              Anne Marie Monk, Clerk
                     -------------------------------------
                              25 Communications Way
                     -------------------------------------
                              Hyannis, MA 02601
                     -------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.




Later effective date:_____________________________________



SIGNED UNDER THE PENALTIES OF PERJURY, this 17th day of February, 1997.
                                            ----        --------    --
Frederick J. Lizza                                            *President
------------------------------------------------------------,
Anne Marie Monk
------------------------------------------------------------, *Clerk


*Delete the inapplicable words.

To change the number of shares and the par value (if any) of any type class or series of stock which the corporation is authorized to issue, fill in the following.



The total presently authorized is:


--------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE   NUMBER OF SHARES          TYPE      NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------
    Common:                           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Preferred:                        Preferred:
--------------------------------------------------------------------------------



Change the total authorized to:


--------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE   NUMBER OF SHARES          TYPE      NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------
    Common:                           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Preferred:                        Preferred:
--------------------------------------------------------------------------------

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


--------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE   NUMBER OF SHARES          TYPE      NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------
    Common:                           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Preferred:                        Preferred:
--------------------------------------------------------------------------------



Change the total authorized to:


--------------------------------------------------------------------------------
    WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE   NUMBER OF SHARES          TYPE      NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------
    Common:                           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Preferred:                        Preferred:
--------------------------------------------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2734036
                                                             -------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

We,  Frederick J. Lizza,                                              *President
    -------------------------------------------------------------------

and   Anne Marie Monk,                                                 *Clerk of
    -------------------------------------------------------------------

of  Software 2000, Inc.                                                        ,
   ----------------------------------------------------------------------------
                          (Exact name of corporation)

located at 25 Communications Way, Drawer 6000, Hyannis, MA 02601               ,
          ---------------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                    One (1)
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on February 14, 1997, by vote of:
------------------

10,637,652   shares of    Common Stock     of    10,802,091  shares outstanding,
------------          -----------------      --------------
               (type, class & series if any)

             shares of                   of              shares outstanding, and
------------          -----------------     -------------
               (type, class & series if any)



             shares of                   of                  shares outstanding,
------------          -----------------      --------------
               (type, class & series if any)


1** being at least a majority of each type, class or series outstanding and entitled to vote thereon:/

           Voted: That the name by which the corporation shall be known is hereby changed to: Infinium Software, Inc.


*Delete the inapplicable words.    **Delete the inapplicable clause.
1 For amendments adopted pursuant to Chapter 156B, Section 70.
2 For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

FORM CD-74-10M-10-79-152328
                                                  EXHIBIT A
                                                  ---------

                    The Commonwealth of Massachusetts
----------
Examiner                  WILLIAM FRANCIS GALVIN
                      Secretary of the Commonwealth       FEDERAL IDENTIFICATION
                 ONE ASHBURTON PLACE, BOSTON, MASS 02108  NO. 04-2734036
                                                             -------------------
                    RESTATED ARTICLES OF ORGANIZATION

                  GENERAL LAWS, CHAPTER 156B, SECTION 74


   This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                 --------------

We, Robert A. Pemberton                                          , President and
    Anne Marie Monk                                         , Assistant Clerk of

                              SOFTWARE 2000, INC.
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at 25 Communications Way, Drawer 6000, Hyannis, MA 02601
           ---------------------------------------------------------------------
do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held October 20, 1995, by vote

of 4,524,540  shares of  Common Stock   out of   5,899,194   shares outstanding,
   ---------            --------------           ---------
                       (Class of Stock)

              shares of                  out of          shares outstanding, and
   ---------             --------------          -------
                        (Class of Stock)
              shares of                  out of             shares outstanding,
   ---------             --------------          -------
                        (Class of Stock)

being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby.




  1.  The name by which the corporation shall be known is:


                         SOFTWARE 2000, INC.

  2.  The purposes for which the corporation is formed are as follows:

      To develop and market computer software for financial management, human resource management and manufacturing control and to conduct the computer software business generally, and to do any and all acts and things permitted to be done by business corporations under the provisions of Chapter 156B, as amended, of the General Business Laws of Massachusetts.

  8
------
P.C.


Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each addition is clearly indicated.

3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:


              WITHOUT PAR VALUE                           WITH PAR VALUE
     ------------------------------------         -----------------------------
     CLASS OF STOCK      NUMBER OF SHARES         NUMBER OF SHARES    PAR VALUE
     --------------      ----------------         ----------------    ---------

     Preferred                                       1,000,000          $.01

     Common                                         40,000,000          $.01



*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

     Please see ATTACHMENT 4 on continuation sheets and incorporated herein by reference. ------------


*5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

     None

*6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

     Please see ATTACHMENT 6 on continuation sheets and incorporated by reference. ------------




*If there are no such provisions, state "None".

                                                                    ATTACHMENT 4
                                                                    ------------

                                   ARTICLE 4
                                   ---------

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 41,000,000 shares, consisting of the following classes of stock: (A) 40,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), and (B) 1,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock").

     The designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of each class of authorized capital stock of the Corporation are as follows:

A.   COMMON STOCK
     ------------

     1. After the requirements with respect to preferential dividends on the Preferred Stock, if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

     2. After distribution in full of the preferential amount to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible or intangible, of whatever kind available for distribution to the stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     3. Except as may otherwise be required by law or the provisions of these Articles, or by the Board of Directors pursuant to authority granted in these Articles, each holder of Common Stock shall have one vote in respect of each share of stock held by him in all matters voted upon by the stockholders.

B.   UNDESIGNATED PREFERRED STOCK
     ----------------------------

     Up to 1,000,000 shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as to the relative preferences, powers, qualifications, rights and privileges referred to below, in respect of any or all of which there may be variations between different series, all shares of Preferred Stock shall be identical. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

     The Board of Directors is expressly authorized, subject to the limitations prescribed by law and the provisions of these Articles of Organization, to provide by adopting a vote or votes, a certificate of which shall be filed in accordance with the Business Corporation Law of the Commonwealth of Massachusetts, for the issuance of the Preferred Stock in one or more series, each with such designations, preferences, voting powers, qualifications, special or relative rights and privileges as shall be stated in the vote or votes creating such series. The authority of the Board of Directors with respect to each such series shall include without limitation of the foregoing the right to determine and fix:

     (1) The distinctive designation of such series and the number of shares to constitute such series;


                             CONTINUATION SHEET 4.1

                                                              ATTACHMENT 4 CONT.


     (2) The rate at which dividends on the shares of such series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative, and whether the shares of such series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so on what terms;

     (3) The right, if any, of the Corporation to redeem shares of the particular series and, if redeemable, the price, terms and manner of such redemption;

     (4) The special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such series shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

     (5) The terms and conditions, if any, upon which shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

     (6) The obligation, if any, of the Corporation to retire or purchase shares of such series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

     (7) Voting rights, if any;

     (8) Limitations, if any, on the issuance of additional shares of such series or any shares of any other series of Preferred Stock; and

     (9) Such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors may deem advisable and are not inconsistent with law and the provisions of these Articles.



                             CONTINUATION SHEET 4.2

                                                                    ATTACHMENT 6


                                   ARTICLE 6
                                   ---------

Other lawful provisions, if any, for the conduct and regulation of business and affairs of the Corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the Corporation, or of its directors or stockholders, or of any class of stockholders:

PART A.  CLASSIFICATION OF BOARD OF DIRECTORS
         ------------------------------------

     This Article 6, Part A shall be effective only from and after the closing of the Corporation's initial public offering of shares of Common Stock pursuant to the Securities Act of 1933, as amended (the "Public Offering Date").

     The number of directors of the Corporation shall be determined in the manner provided in the by-laws.

     In accordance with paragraph (a) of Section 50A of the Massachusetts Business Corporation Law, commencing with the Public Offering Date, the directors of the Corporation shall be divided by the Board of Directors into three classes as nearly equal in number as possible, labeled Class I Directors, Class II Directors and Class III Directors; the term of office of Class I Directors to continue until the first annual meeting following the Public Offering Date and until their successors are duly elected and qualified; the term of office of Class II Directors to continue until the second annual meeting following the Public Offering Date and until their successors are duly elected and qualified; and the term of office of Class III Directors to continue until the third annual meeting following the Public Offering Date and until their successors are duly elected. At each annual meeting of the Corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting held in the third year following the year of election and until their successors are duly elected and qualified.

     If the authorized number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

     Except as otherwise required by law or by these Articles of Organization, any vacancy in the Board of Directors shall be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which he or she has been elected expires.

     Any director elected by the stockholders, or by the Board of Directors to fill a vacancy, may be removed only for cause, after reasonable notice and opportunity to be heard before the annual meeting of stockholders at which his or her removal is considered and by the affirmative vote of the holders of at least eighty percent (80%) of the combined voting power of the shares of capital stock of the Corporation outstanding and entitled to vote for the election of directors.

     For purposes of the foregoing paragraph, "cause," with respect to the removal of any director, shall mean only (1) conviction of a felony, (2) declaration of unsound mind by order of court, (3) gross dereliction of duty,
(4) commission of an action involving moral turpitude, or (5) knowing violation of law if such action in either event results in improper substantial personal benefit and a material injury to the Corporation.



                             CONTINUATION SHEET 6.1

                                                              ATTACHMENT 6 CONT.


     Notwithstanding any other provision of these Second Restated Articles of Organization, or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least eighty percent (80%) of the combined voting power of the shares of capital stock of the Corporation outstanding and entitled to vote for the election of directors shall be required to alter, amend or repeal this Article 6, Part A.

PART B.   MISCELLANEOUS
          -------------

     The Corporation eliminates the personal liability of each director to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent provided by applicable law, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 or successor provisions of the Massachusetts Business Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate or limit the liability of a director of the Corporation for any act or omission occurring prior to the date on which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     Meetings of the stockholders of the Corporation may be held anywhere in the United States.

     The directors of the Corporation may make, amend or repeal the by-laws in whole or in part, except with respect to any provision thereof which by law or the by-laws requires action by the stockholders.

     The whole or any part of the authorized but unissued shares of capital stock of the corporation may be issued at any time or from time to time by the Board of Directors without further action by the stockholders.

     The Corporation may become a partner in any business.

     The Corporation, by vote of a majority of the stock outstanding and entitled to vote thereon (or if there are two or more classes of stock entitled to vote as separate classes, then by vote of a majority of each such class of stock outstanding) may (i) authorize any amendment to its Second Restated Articles of Organization, (ii) authorize the sale, lease or exchange of all or substantially all of the Corporation's property and assets, including its goodwill and (iii) approve a merger or consolidation of the Corporation with or into any other corporation, provided that such amendment, sale, lease, exchange, merger or consolidation shall have been previously approved by the Board of Directors.


                             CONTINUATION SHEET 6.2

     *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 2, 3, 4 and 6.

(*If there are no such amendments, state "None".)


                  BRIEFLY DESCRIBE AMENDMENTS IN SPACE BELOW:


ARTICLE 2:     Restate purpose clause.
ARTICLE 3: Increase the number of authorized shares of Common Stock to 40,000,000 shares and authorize 1,000,000 shares of Preferred Stock.
ARTICLE 4:     Restate Article 4 in its entirety.
ARTICLE 6:     Restate Article 6 in its entirety.

















     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 13th day of November in the year 1995

Robert A. Pemberton                                          President
------------------------------------------------------------
Anne Marie Monk                                              Assistant Clerk
------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                       RESTATED ARTICLES OF ORGANIZATION
                    (GENERAL LAWS, CHAPTER 156B, SECTION 74)


     =======================================================================


               I hereby approve the within Restated Articles of Organization and, the filing fee in the amount of $31,500.00 having been paid, said articles are deemed to have been filed with me this 13th day of November, 1995.




     Effective Date: _______________________________________________________




                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth








                         TO BE FILLED IN BY CORPORATION
                         PHOTOCOPY OF DOCUMENT TO BE SENT TO:


                         Roy D. Edelstein, Esquire
                       --------------------------------------
                         Testa, Huruitz & Thibeault
                       --------------------------------------
                         125 High Street
                       --------------------------------------
                         High Street Tower
                       --------------------------------------
                         Boston, MA 02110
                       --------------------------------------
                         Telephone (617) 248-7000
                       --------------------------------------

                    The Commonwealth of Massachusetts

--------      OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
Examiner              MICHAEL J. CONNOLLY, Secretary
             ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                                          FEDERAL IDENTIFICATION
                          ARTICLES OF AMENDMENT           NO. 04-2734036
                  GENERAL LAWS, CHAPTER 156B, SECTION 72     -------------------



          We   Robert A. Pemberton                            President and
               Anne Marie Monk                                Assistant Clerk of

                              SOFTWARE 2000, INC.
          ----------------------------------------------------------------------
                          (EXACT Name of Corporation)

          located at: 25 Communications Way, Post Office Drawer 6000,
                      Hyannis, Massachusetts 02601
                      ----------------------------------------------------------
                          (MASSACHUSETTS Address of Corporation)

          do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
          NUMBERED:                            - 3 -
                    ------------------------------------------------------------
      (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

--------  of the Articles of Organization were duly adopted at a meeting held on
Name      August 3 1995, by vote of:
Approved  -------------


          2,252,590 shares of common stock out of 2,948,617 shares outstanding,
          ---------           ------------        ---------
                            type, class & series, (if any)

                 shares of              out of           shares outstanding, and
          -------          ------------        ---------
                            type, class & series, (if any)

                     shares of              out of           shares outstanding,
          ---------           ------------        ---------
                            type, class & series, (if any)


          CROSS OUT  being at least a majority of each type, class or series
          INAPPLI-   outstanding and entitle to vote
          CABLE      thereon: 1
          CLAUSE






 C   [ ]
 P   [ ]
 M   [ ]  1 For amendments adopted pursuant to Chapter 156B, Section 70.
R.A. [ ]  2 For amendments adopted pursuant to Chapter 156B, Section 71.






          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each addition is
--------  clearly indicated.
P.C.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:


The total presently authorized is:

     WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
-------------------------------------  -----------------------------------------
      TYPE     NUMBER OF SHARES         TYPE     NUMBER OF SHARES     PAR VALUE
-------------------------------------  -----------------------------------------
     COMMON                            COMMON       5,000,000           $.01
-------------------------------------  -----------------------------------------

-------------------------------------  -----------------------------------------
     PREFERRED                         PREFERRED
-------------------------------------  -----------------------------------------

-------------------------------------  -----------------------------------------


CHANGE the total authorized to:


     WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
-------------------------------------  -----------------------------------------
      TYPE     NUMBER OF SHARES         TYPE     NUMBER OF SHARES     PAR VALUE
-------------------------------------  -----------------------------------------
     COMMON                            COMMON       10,000,000          $.01
-------------------------------------  -----------------------------------------

-------------------------------------  -----------------------------------------
     PREFERRED                         PREFERRED
-------------------------------------  -----------------------------------------

-------------------------------------  -----------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:_________________________________


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 9th day of August, in the year 1995.



Robert A. Pemberton                                      President
--------------------------------------------------------
Anne Marie Monk                                          Assistant Clerk
--------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS



                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     I hereby approve the within articles of amendment and, the filing fee in the amount of $5,000.00 having been paid, said articles are deemed to have been filed with me this 14th day of August, 1995.



                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth








                         TO BE FILLED IN BY CORPORATION

                         PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


                TO: Anne Marie Monk, Esq.
                    ----------------------------------------
                    Software 2000, Inc.
                    ----------------------------------------
                    25 Communications Way
                    ----------------------------------------
                    Post Office Drawer 6000
                    ----------------------------------------
                    Hyannis, MA 02601
                    ----------------------------------------
         Telephone: 508-778-2000
                    ----------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


          I hereby approve the within articles of amendment and, the filing fee in the amount of $2,200.00 having been paid, said articles are deemed to have been filed with me this 31st day of August, 1988.



                          /s/ Michael Joseph Connolly


                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State




                         TO BE FILLED IN BY CORPORATION
                         PHOTO COPY OF AMENDMENT TO BE SENT


                    TO:  Anne W. Plimpton, Esquire
                         -------------------------------------
                         Csaplar & Bok
                         -------------------------------------
                         One Winthrop Square
                         -------------------------------------
                         Boston, Massachusetts 02110
                         -------------------------------------

              Telephone: (617) 357-4400, Ext. 270
                         -------------------------------------

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 25th day of August, in the year 1988.


/s/ Robert A. Pemberton                                     , President
-----------------------------------------------------------
Robert A. Pemberton

/s/ Patricia C. Pemberton                                   , Clerk
-----------------------------------------------------------
Patricia C. Pemberton

CONTINUATION SHEET 6A

          The following additional provisions are hereby established for the management, conduct and regulation of the business and affairs of this corporation, and for creating, limiting, defining and regulating the powers of this corporation and of its directors and stockholders:

          (a) The board of directors is authorized and empowered from time to time, in its discretion, to make, amend or repeal the by-laws, in part or in whole, except with respect to any provision thereof which by law or the by-laws requires action by the stockholders.

          (b) The board of directors shall have full power and authority to determine the terms and manner of issue, including, but not limited to, the consideration therefor, and to issue or cause the issue of all shares of capital stock of the corporation now or from time to time hereafter authorized and to establish and designate series of stock, and fix and determine the relative rights and preferences of any series of stock.

          (c) Any corporate action, including without limitation any amendment to the articles of organization or a vote to sell, lease or exchange of all or substantially all of the corporation's property and assets, may be taken by vote of a majority of the shares of each class of stock outstanding and entitled to vote thereon.

          (d) Meetings of stockholders may be held outside The Commonwealth of Massachusetts at such location within the United States as the board of directors may determine. The books of this corporation may be kept (subject to any provision contained in the statutes) at such place or places within The Commonwealth of Massachusetts as may be designated from time to time by the board of directors or in the by-laws of this corporation. Election of directors need not be by ballot unless so requested by any stockholder entitled to vote thereon.

          (e) No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability; provided, however, that this provision shall not eliminate the liability of a director, to the extent such liability is imposed by applicable law, (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for acts in violation of Sections 61 or 62 of Chapter 156B or successor provisions of the Massachusetts General Laws, or (iv) for any transaction from which the director derived an improper personal benefit.

CONTINUATION SHEET 6B

          (f) Each person who shall be, or shall have been, a director or officer of the corporation or who shall serve, or shall have served, at its request as a director, officer, trustee, employee or agent of another corporation, or who shall serve at its request in any capacity with respect to any employee benefit plan, shall be indemnified by the corporation against all liabilities and expenses, including expenses (including attorneys' fees), judgments, fines, excise taxes and costs for successfully establishing the right to indemnification, at any time imposed upon or reasonably incurred by him in connection with, arising out of or resulting from, any action, suit or proceeding, civil or criminal, in which he may be involved or with which he may be threatened by reason of his then serving or theretofore having served as director, officer, trustee, employee or agent, or by reason of any alleged act or omission by him in any such capacity, whether or not he shall be serving as such director, trustee or officer at the time any or all of such liabilities or expenses shall be imposed upon or incurred by him.

          No person shall have any right to indemnification for liabilities or expenses imposed or incurred in connection with any matter as to which such person shall be finally adjudged in such action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation or to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

          No person shall have any right to indemnification for any amounts paid by such person in compromise or settlement unless the compromise or settlement shall be approved as in the best interests of the corporation by a majority of disinterested directors or stockholders entitled to vote, present or represented at a meeting called for the purpose.

          Each person who has been successful on the merits in respect of any action, suit or proceeding described in the first paragraph of this Article 6A(f) shall be indemnified as a matter of right. Except as provided in the preceding paragraph of this Article 6A(f) in respect to approval of expenses or liabilities in connection with a compromise or settlement, any indemnification not ordered by a court of competent jurisdiction shall be made by the corporation only if the board of directors or independent legal counsel retained by the board determines that such indemnification is permitted under this Article.

          Expenses incurred by a director or officer of the corporation in defending any threatened, pending or completed civil or criminal action, suit or proceeding described in the

CONTINUATION SHEET 6C

first paragraph of this Article 6A(f) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if he shall ultimately be adjudicated to be not entitled to indemnification under this
Article 6A(f), except that no such advance payment will be required if it is determined by the board of directors that there is a substantial probability that such person will not be able to repay the advance payments. Expenses incurred by other employees and agents in such circumstances may be paid in advance by the corporation upon such terms and conditions, if any, as the board of directors deems appropriate.

          Each person who shall be or become a director, trustee or officer as aforesaid shall be deemed to have accepted and to have continued to serve in such office in reliance upon the indemnity herein provided. The duties of the corporation to indemnify and to advance expenses to a director or officer as provided in this Article 6A(f) shall be deemed to constitute an agreement between the corporation and each such director, or officer, and no amendment of repeal of any provision of this Article 6A(f) shall alter, to the detriment of such director or officer the right of such person to indemnification or to the advancement of expenses related to a claim based on an act or a failure to act which took place prior to such amendment, repeal or termination.

          The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, trustee, employee or other agent of another corporation of which the corporation is or was a stockholder or creditor or with respect to any employee benefit plan, against any liability incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

          These indemnity provisions shall not be exclusive of any other right which any director, trustee or officer may have or hereafter acquire, whether under any by-law, vote of stockholders, agreement, judgment, decree, provision of law, or otherwise; and these indemnity provisions and all other such rights shall be cumulative.

          These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

          (g) No contract or other transaction between the corporation and any other person, firm or corporation shall in

CONTINUATION SHEET 6D

the absence of fraud, in any way be affected or invalidated, nor shall any director be subject to surcharge with respect to any such contract or transaction, by the fact that such director, or any firm of which any director is a member, or any corporation of which any director is a shareholder, officer or director, is a party to, or may be pecuniarily or otherwise interested in, such contract or transaction, PROVIDED that the fact that he individually or such firm or corporation is so interested shall be known to the board of directors prior to, or shall be disclosed to the board of directors at the meeting at which, or prior to the directors executing their written consents by which action to authorize, ratify or approve such contract or transaction shall be taken. Any director of the corporation may vote upon or give his written consent to any contract or other transaction between the corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a director or officer of such subsidiary or affiliated corporation.

          (h) Subject to the provisions of Chapter 156B of the Massachusetts General Laws, no special rights or duties among the stockholders INTER SE or between any stockholder and the corporation shall arise by virtue of the number of stockholders of the corporation, the absence of a ready market for the sale of its capital stock or the existence of stockholder participation in the management of the corporation. In furtherance, and not in limitation, of the foregoing:

                    1. The corporation may purchase or redeem shares of its
               capital stock from any purchaser without offering other stockholders an equal opportunity to have their shares purchased or redeemed by the corporation;

                    2. The status of stockholder of the corporation shall confer no right to be elected a director of the corporation;

                    3. Except as otherwise provided by written agreement, the
               status of stockholder of the corporation shall confer no right to be employed by the corporation in any capacity or to receive any salary from the corporation or, in the event that such employment should exist or such salary should be paid, the status of stockholder of the corporation shall confer no right to the continuation of such employment or salary; and

CONTINUATION SHEET 6E


               4. The Board of Directors of the corporation shall have full and absolute discretion to determine whether to declare dividends upon the capital stock of the corporation from funds legally available therefor or to refrain from declaring such dividends; the status of stockholder of the corporation shall confer no right to require that any dividend be declared.

          (i) Each director or officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account of the corporation, reports made to the corporation by and of its officers or employees or by counsel, accountants, appraisers or other experts or consultants selected with reasonable care by the directors or officers of the corporation or upon other records of the corporation.

          (j) In furtherance, and not in limitation, of the purposes enumerated in Article 2 hereof, the corporation shall have all the powers conferred by the laws of The Commonwealth of Massachusetts General Laws, provided that no such power shall be exercised in a manner inconsistent with such Ch. 156B or any other applicable provision of the Massachusetts General Laws.

          (k) Except as may be otherwise provided herein, this corporation reserves the right to amend, alter, change or repeal any provision contained in these articles of organization in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:


The total presently authorized is:

--------------------------------------------------------------------------------
                       NO PAR VALUE           WITH PAR VALUE            PAR
KIND OF STOCK        NUMBER OF SHARES        NUMBER OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON                                            750,000               $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





CHANGE the total to:

--------------------------------------------------------------------------------
                       NO PAR VALUE           WITH PAR VALUE            PAR
KIND OF STOCK        NUMBER OF SHARES        NUMBER OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON                                          5,000,000               $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FORM CD-72-30M-4/86-808881                                FEDERAL IDENTIFICATION
                                                          NO. 04-2730436
                                                             -------------------

                       The Commonwealth of Massachusetts

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS 02108

                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72


   This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Robert A. Pemberton                                          , President and
    Patricia C. Pemberton                                            , Clerk of

                              SOFTWARE 2000, INC.
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at One Park Center, Independence Park, Hyannis, Massachusetts 02601
           ---------------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted by unanimous action dated August 23, 1988, by unanimous action of:

of  527,950  shares of   Common Stock   out of    527,950    shares outstanding,
   ---------            --------------           ---------
                       (Class of Stock)

              shares of                  out of          shares outstanding, and
   ---------             --------------          -------
                        (Class of Stock)
              shares of                  out of             shares outstanding,
   ---------             --------------          -------
                        (Class of Stock)

CROSS OUT     being all of each class outstanding and entitled to vote thereon
INAPPLI-      and of each class or series of stock whose rights are adversely
CABLE         affected thereby:(1)
CLAUSE


       Article 6 is hereby amended to read in its entirety as set forth on continuation sheets 6A through 6D attached hereto and incorporated herein by reference.


 (1) For amendment adopted pursuant to Chapter 156B, Section 70.
 (2) For amendment adopted pursuant to Chapter 156B, Section 71.


Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

FORM CD:74-10M-10-79-152328                               FEDERAL IDENTIFICATION
                                                          NO. 04-2734036
                                                             -------------------

                       The Commonwealth of Massachusetts

                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS 02108

                       RESTATED ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 74


   This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                 --------------

We, Robert A. Pemberton                                          , President and
    Anne Marie Monk                                                   , Clerk of

                              SOFTWARE 2000, INC.
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at 64 Enterprise Road, Hyannis, MA 02601
           ---------------------------------------------------------------------
do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on May 31, 1984, by vote of:

of     200   shares of  common stock   out of       2000     shares outstanding,
   ---------            --------------           ---------
                       (Class of Stock)

              shares of                  out of          shares outstanding, and
   ---------             --------------          -------
                        (Class of Stock)
              shares of                  out of             shares outstanding,
   ---------             --------------          -------
                        (Class of Stock)

being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversley affected thereby:-

1.  The name by which the corporation shall be known is:-

    SOFTWARE 2000, Inc.

2.  The purposes for which the corporation is formed are as follows:-

    To produce and market computer software for accounting and manufacturing control and to conduct the computer software business generally.

    SEE CONTINUATION SEET 2A


Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:


                      WITHOUT PAR VALUE              WITH PAR VALUE
                      -----------------      -----------------------------
CLASS OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES    PAR VALUE
--------------        ----------------       ----------------    ---------

Preferred


Common                                            750,000        $.01 per share



*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

     NONE




*5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

     NONE







*6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

     SEE CONTINUATION SHEET 6A






"If there are no such provisions, state "None".

CONTINUATION SHEET 2A

          To purchase or otherwise acquire, invest in, and to hold, own, use, lease (as lessor or lessee), license (as licensor or licensee), mortgage, pledge, import, export, sell, convey, assign, exchange, transfer or otherwise dispose of, trade, deal in and with, or to act as agent, factor, jobber, broker, consignee or distributor in connection with the sale, delivery or distribution of, machinery, appliances, goods, wares, articles, commodities, merchandise and personal property, or any right or interest therein of every class and description wheresoever situated, and, in general, to carry on a general mercantile and trading business, without restriction as to class or products or merchandise, in all parts of the world.

          To be a partner or joint venturer in any business enterprise or venture which, under law or these Articles of Organization, the corporation could conduct by itself, and to conduct such business enterprise as a partner or joint venturer, including the power to form, operate and dissolve such partnerships and joint ventures.

          To acquire by purchase, lease, exchange or otherwise, the whole or any part of the good will, patents, business, trade names, rights, licenses, and property of any person or persons, firm, association or corporation heretofore or hereafter engaged in any of those businesses or any similar business or businesses which this corporation is authorized to carry on, and pay for the same in cash or in stock or other securities of this corporation or otherwise, and hold and in any manner dispose of the whole or any part of the property so acquired, and to conduct in any lawful manner the whole or any part of the business or businesses so acquired.

          To enter into, make and perform contracts of every kind and description with any person, firm or association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

          To borrow money, to issue notes, bonds or other obligations, secured or unsecured, of the corporation for any purpose for which it is incorporated, to undertake, assume or guarantee the obligations or liabilities of others, whether or not controlling, controlled by or under common control with this corporation, and to mortgage, pledge or otherwise encumber any and all of its real or personal property for the benefit of others, whether or not controlling, controlled by or under common control with this corporation, all the foregoing as determined by this corporation to be in furtherance of its business purposes.

          To purchase or otherwise receive, hold, sell and otherwise deal in or with all or any part of the capital stock,

CONTINUATION SHEET 2B

stock of any class, bonds, notes, debentures, mortgages or other securities of any corporation, including this corporation, association, government, state, municipality or other organization, or any individual, trust or partnership.

          To do, exercise and perform any and every act, thing or power necessary, suitable or desirable for the accomplishment of any of the purposes, the attainment of any of the objects or the furtherance of any of the powers which are hereinbefore set forth or which are lawful purposes, objects or powers of a corporation organized under Ch. 156B of the Massachusetts General Laws, either alone or in conjunction with other corporations, firms, associations, entities or individuals and either as principal or agent; and to do every other act or acts or thing or things incidental or appurtenant to or growing out of or in connection with the aforesaid objects, purposes or powers or any of them, which a corporation organized under Ch. 156B of the Massachusetts General Laws is not now or hereafter prohibited from doing, exercising or performing.

          The foregoing clauses are to be construed both as purposes and powers, and it is hereby expressly provided that the enumeration herein of specific purposes and powers shall not be held to limit or restrict in any manner the exercise and enjoyment of all the general purposes and powers of business corporations organized under Ch. 156B of the Massachusetts General Laws.

CONTINUATION SHEET 6A

          The following additional provisions are hereby established for the management, conduct and regulation of the business and affairs of this corporation, and for creating, limiting, defining and regulating the powers of this corporation and of its directors and stockholders:

          (a) The board of directors is authorized and empowered from time to time, in its discretion, to make, amend or repeal the by-laws, in part or in whole, except with respect to any provision thereof which by law or the by-laws requires action by the stockholders.

          (b) The board of directors shall have full power and authority to determine the terms and manner of issue, including, but not limited to, the consideration therefor, and to issue or cause the issue of all shares of capita] stock of the corporation now or from time to time hereafter authorized and to establish and designate series of stock, and fix and determine the relative rights and preferences of any series of stock.

          (c) Any corporate action, including without limitation any amendment to the articles of organization or a vote to sell, lease or exchange of all or substantially all of the corporation's property and assets, may be taken by vote of a majority of the shares of each class of stock outstanding and entitled to vote thereon.

          (d) Meetings of stockholders may be held outside The Commonwealth of Massachusetts at such location within the United States as the board of directors may determine. The books of this corporation may be kept (subject to any provision contained in the statutes) at such place or places within The Commonwealth of Massachusetts as may be designated from time to time by the board of directors or in the by-laws of this corporation. Election of directors need not be by ballot unless so requested by any stockholder entitled to vote thereon.

          (e) Each person who shall be, or shall have been, a director or officer of the corporation or who shall serve, or shall have served, at its request as a director or officer of another corporation, or as a trustee or officer of an association or trust, in which the corporation owns stock or shares, or of which the corporation is a creditor, shall be indemnified by the corporation against all liabilities and expenses at any time imposed upon or reasonably incurred by him in connection with, arising out of or resulting from, any action, suit or proceeding, civil or criminal, in which he may be involved or with which he may be threatened by reason of his then serving or theretofore having served as director, trustee or officer, or by reason of any alleged act or omission by him in any such capacity, whether or not he shall be serving as

CONTINUATION SHEET 6B

such director, trustee or officer at the time any or all of such liabilities or expenses shall be imposed upon or incurred by him.

          The matters covered by the foregoing indemnity shall include any amounts paid by any such person in compromise or settlement if such compromise or settlement shall be approved as in the best interests of the corporation by resolution of disinterested stockholders holding a majority of the shares of stock entitled to vote, present or represented at a meeting called for the purpose; but such matters shall not include liabilities or expenses imposed or incurred in connection with any matters as to which such person shall be finally adjudged in such action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation. Such indemnification may include payment by the corporation of expenses incurred in defending any such action, suit or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification under this Article.

          Each person who shall be or become a director, trustee or officer as aforesaid shall be deemed to have accepted and to have continued to serve in such office in reliance upon the indemnity herein provided. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect. These indemnity provisions shall not be exclusive of any other right which any director, trustee or officer may have or hereafter acquire, whether under any by-law, vote of stockholders, agreement, judgment, decree, provision of law, or otherwise; and these indemnity provisions and all other such rights shall be cumulative.

          The board of directors may purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, trustee, employee or other agent of another corporation of which the corporation is or was a stockholder or creditor, against any liability incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

          (f) No contract or other transaction between the corporation and any other person, firm or corporation shall, in the absence of fraud, in any way be affected or invalidated, nor shall any director be subject to surcharge with respect to any such contract or transaction, by the fact that such

CONTINUATION SHEET 6C

director, or any firm of which any director is a member, or any corporation of which any director is a shareholder, officer or director, is a party to, or may be pecuniarily or otherwise interested in, such contract or transaction, PROVIDED that the fact that he individually or such firm or corporation is so interested shall be known to the board of directors prior to, or shall be disclosed to the board of directors at the meeting at which, or prior to the directors executing their written consents by which action to authorize, ratify or approve such contract or transaction shall be taken. Any director of the corporation may vote upon or give his written consent to any contract or other transaction between the corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a director or officer of such subsidiary or affiliated corporation.

          (g) Subject to the provisions of Chapter 156B of the Massachusetts General Laws, no special rights or duties among the stockholders INTER SE or between any stockholder and the corporation shall arise by virtue of the number of stockholders of the corporation, the absence of a ready market for the sale of its capital stock or the existence of stockholder participation in the management of the corporation. In furtherance, and not in limitation, of the foregoing:

               1. The corporation may purchase or redeem shares of its capital stock from any purchaser without offering other stockholders an equal opportunity to have their shares purchased or redeemed by the corporation;

               2. The status of stockholder of the corporation shall confer no right to be elected a director of the corporation;

               3. Except as otherwise provided by written agreement, the status of stockholder of the corporation shall confer no right to be employed by the corporation in any capacity or to receive any salary from the corporation or, in the event that such employment should exist or such salary should be paid, the status of stockholder of the corporation shall confer no right to the continuation of such employment or salary; and

               4. The Board of Directors of the corporation shall have full and absolute discretion to determine whether to declare dividends upon the capital stock of the

CONTINUATION SHEET 6D

               corporation from funds legally available therefor or to refrain from declaring such dividends; the status of stockholder of the corporation shall confer no right to require that any dividend be declared.

               (h) Each director or officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account of the corporation, reports made to the corporation by and of its officers or employees or by counsel, accountants, appraisers or other experts or consultants selected with reasonable care by the directors or officers of the corporation or upon other records of the corporation.

               (i) In furtherance, and not in limitation, of the purposes enumerated in Article 2 hereof, the corporation shall have all the powers conferred by the laws of The Commonwealth of Massachusetts General Laws, PROVIDED that no such power shall be exercised in a manner inconsistent with such Ch. 156B or any other applicable provision of the Massachusetts General Laws.

               (j) Except as may be otherwise provided herein, this corporation reserves the right to amend, alter, change or repeal any provision contained in these articles of organization in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles
2, 3, 5 and 6
--------------------------------------------------------------------------------
(*If there are no such amendments, state "None".)


                   Briefly describe amendment in space below:

     Article 2 is expanded to clarify the corporation's purposes.

     Article 3 is amended to increase the authorized capital stock from 12,500 shares of common stock without par value to 750,000 shares of common stock with a par value of $.01 per share.

     Article 5 is deleted in its entirety.

     Article 6 is expanded and amended.











IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of May in the year 1984.



/s/ Robert A. Pemberton                                , President
------------------------------------------------------
Robert A. Pemberton

/s/ Patricia Pemberton                                 , Clerk
------------------------------------------------------
Patricia Pemberton

                       THE COMMONWEALTH OF MASSACHUSETTS

                       RESTATED ARTICLES OF ORGANIZATION
                    (GENERAL LAWS, CHAPTER 156B, SECTION 74)


               I hereby approve the within restated articles of organization and, the filing fee in the amount of $625.00 having been paid, said articles are deemed to have been filed with me this 6th day of June, 1984.





                          /s/ Michael Joseph Connolly


                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State








                         TO BE FILLED IN BY CORPORATION

           PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

           TO:      Anne G. Plimpton, Esq.
           -----------------------------------------------------------
                    Csaplar & Bok
           -----------------------------------------------------------
                    One Winthrop Square
           -----------------------------------------------------------
                    Boston, MA 02110
           -----------------------------------------------------------
           Telephone 357-4400
           -----------------------------------------------------------




                                                                     Copy Mailed

FORM CD-72      3-72                                       F.I.D.#:  04-273-4036
                                                           ---------------------

                       The Commonwealth of Massachusetts
                            MICHAEL JOSEPH CONNOLLY
                         Secretary of the Commonwealth
                           STATE HOUSE, BOSTON, MASS.
                                     02133
                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


   This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Robert A. Pemberton                                          , President and
    Patricia Pemberton                                                , Clerk of

                               MSI SOFTWARE, INC.
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at 1046 Main Street, Osterville, MA 02655
           ---------------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held August 17, 1983, by vote

of   100   shares of   no per common   out of   100   shares outstanding,
  ---------          -----------------        -------
                     (Class of Stock)

            shares of                  out of         shares outstanding, and
  ---------          -----------------        -------
                     (Class of Stock)
            shares of                  out of         shares outstanding,
  ---------          -----------------        -------
                     (Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon.


CROSS OUT

INAPPLICABLE

CLAUSE


      That the name of said corporation be and it is hereby changed from MSI Software, Inc., to:

                              SOFTWARE 2000, INC.

1) For amendments adopted pursuant to Chapter 156B, Section 70.
2) For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2" wide by 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

     I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 8th day of September, 1983.


                                     /s/ Michael Joseph Connolly
                                     ---------------------------------
                                     Michael Joseph Connolly


                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT TO:



                       Green, McNulty and Hopkins, P.C.
                       P.O. Box 467
                       Barnstable, MA 02630

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY

                               Secretary of State

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                            ARTICLES OF ORGANIZATION
                             (Under G.I. Ch. 156B)
                                 Incorporators

            NAME                            POST OFFICE ADDRESS
            ----                            -------------------

Include given name in full in case of mutual persons; in case of a corporation, give state of the corporation.

Robert A. Pemberton             1046 Main Street, Osterville, MA 02655

Patricia Pemberton              1046 Main Street, Osterville, MA 02655



The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

    1.   The name by which the corporation shall be known is:



         MSI SOFTWARE, INC.



    2.   The purposes for which the corporation is formed are as follows:

         To produce and market computer software for accounting and manufacturing control, to conduct the computer software business generally and engage in any business permitted to a small business corporation organized under Chapter 156B of the General Laws of the Commonwealth of Massachusetts.





NOTE: If provisions for which the space provided under Articles 2, 4, 5 and 6 is not sufficient, additions should be set out on continuation sheets to be number 1, 2A, 2B, etc. Indicate under each Article where the provision is set out. Continuation sheets shall be on 8 1/2" x 11" paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

--------------------------------------------------------------------------------------------
                        WITHOUT PAR VALUE                      WITH PAR VALUE
                        -----------------      ---------------------------------------------
                                                                          PAR
     CLASS OF STOCK      NUMBER OF SHARES         NUMBER OF SHARES       VALUE      AMOUNT
--------------------------------------------------------------------------------------------
        Preferred                                                                 $
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

*      Common                 12,500
--------------------------------------------------------------------------------------------

     * The above authorized stock is qualified under section 1244 of the Internal Revenue Code of 1954 as amended.

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:


                                      NONE



*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

                           SEE CONTINUATION SHEET 5A








*6 Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                           SEE CONTINUATION SHEET 6A


*If there are no provisions state "None".

                            Articles of Organization

                               Continuation Sheet

     5A. Any stockholder, including the heirs, assigns, executors or administrators of a deceased stockholder, desiring to sell or transfer such stock owned by him or them, shall first offer it to the corporation through the Board of Directors, in the manner following:

     He shall notify the directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer and the name of one arbitrator. The directors (elected by the stockholder other than the one desiring to sell) shall within thirty days thereafter either accept the offer, or by notice to him in writing name a second arbitrator, and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the arbitrators, a majority may act in the absence of such arbitrator.

     After the acceptance of the offer, or the report of the arbitrators as to the value of the stock, the said directors shall have thirty days within which to purchase the same at such valuation, but if at the expiration of thirty days, the corporation shall not have exercised the right so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner he may see fit.

     No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with, but the Board of Directors may in any particular instance waive the requirement.

                            Articles of Organization

                               Continuation Sheet


     6A. The Board of Directors of the corporation may make, amend, or repeal the By-Laws of the corporation, in whole or in part, except with respect to any provision thereof which, by law, the Articles of Organization, or the By-Laws, require action exclusively by the stockholder entitled to vote thereon; but any By-Law adopted by the Board of Directors may be amended or repealed by the stockholders.

     All meetings of stockholders of the corporation may be held within the Commonwealth of Massachusetts or elsewhere within the United States. The place of such meetings shall be fixed in, or determined in the manner provided in the By-Laws.

     Each director or officer, present or former, of the corporation or of any other corporation a majority of the stock of which is owned by the corporation, shall be indemnified by the corporation against all costs and expenses reasonably incurred by or imposed upon him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been such director or officer, such expenses to include the costs of reasonable settlements (other than amounts paid to the corporation itself) made with a view to curtailing costs of litigation. The corporation shall not, however, indemnify any such director or officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding not to have acted in good faith in the reasonable belief that this action was in the best interests of the corporation, or in respect of any matter on which any settlement or compromise is effected if the total expense, including the cost of such settlement, shall substantially exceed the expense which might reasonably be incurred by such director or officer in conducting such litigation to a final conclusion. The foregoing right of indemnification shall not be exclusive of other rights to which any such director or officer may be entitled as a matter of law. In determining the reasonableness of any settlement, the judgment of the Board of Directors shall be final.

     No contract or other transaction between this corporation and any other firm or corporation shall be affected or invalidated by reason of the fact that any one or more of the directors or officers of this corporation is or are interested in, or is a member, stockholder, director or officer, or are members, stockholders, directors, or officers of such other firm or corporation; and any director or officer or officers, individually or jointly, may be a party or parties to, or may be interested in, any contract or transaction of this corporation or in which this corporation is interested, and no contract, act, or transaction of this corporation with any person or persons, firm, association or corporation, shall be affected or invalidated by reason of the fact that any director or directors or officer or officers of this corporation is a party or are parties to, or interested in, such contract, act or transaction, or in any way connected with such person or persons, firm, association or corporation, and each and every person who may become a director or officer of this corporation is hereby relieved from any liability that might otherwise exist from thus contracting with this corporation for the benefit of himself or any firm, association or corporation which he may be otherwise interested.

     The corporation may be a partner in any business enterprise which it would have the power to conduct by itself.

7. By-laws of the corporation have been adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date, (not more than 30 days after date of filing).

9. The following information shall act for any purpose be treated as a permanent part of the Articles of Organization of the corporation.


    a. The post office address of the initial principal office of the corporation in Massachusetts is:

        1046 Main Street, Osterville, MA 02655

    b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

                        NAME               RESIDENCE         POST OFFICE ADDRESS
President:       Robert A. Pemberton   125 Wianno Avenue, Osterville, MA  02655
--------------------------------------------------------------------------------

Treasurer:       Robert A. Pemberton   AS ABOVE
--------------------------------------------------------------------------------

Clerk:           Patricia Pemberton    125 Wianno Avenue, Osterville, MA  02655
--------------------------------------------------------------------------------

Directors:       Robert A. Pemberton   125 Wianno Avenue, Osterville, MA  02655

                 Patricia Pemberton    125 Wianno Avenue, Osterville, MA  02655


    c. The date initially adopted on which the corporation's fiscal year ends is:

                    31 August

    d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

          second Tuesday in October

    e. The name and business address of the resident agent, if any, of the corporation is:

                 NONE REQUIRED


IN WITNESS WHEREOF and under the penalties of perjury the above-named INCORPORATOR(S) sign(s) these Articles of Organization this 23rd day of June 1981.

                              /s/ Robert A. Pemberton
                              ----------------------------------
                              Robert A. Pemberton

                              /s/ Patricia Pemberton
                              ----------------------------------
                              Patricia Pemberton

The signature of each incorporator which is not a natural person must be by an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

                       THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF ORGANIZATION
                    GENERAL LAWS, CHAPTER 156B, SECTION 12



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



     I hereby certify that upon an examination of the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $125.00 having been paid, said articles are deemed to have been filed with me this 6th day of July 1981.


                 Effective date

                                     /s/ Michael Joseph Connolly
                                     ---------------------------------
                                     Michael Joseph Connolly
                                       Secretary of State



               PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE SENT
                         TO BE FILLED IN BY CORPORATION


                    TO:
                         Thomas J. McNulty, Jr. Esquire
                       ------------------------------------

                         P.O. Box 457
                       ------------------------------------

                         Barnstable, MA 02630
                       ------------------------------------

                       Telephone (617) 771-8000
                                ---------------------------




FILING FEE: 1 20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $125, General Laws, Chapter 156B. Shares of stock with a par value of less than one dollar shall be deserved to have par value of one dollar per share.

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have signed our names this 17th day of August, in the year 1983.


Robert A. Pemberton       /s/ Robert A. Pemberton          President

Patricia Pemberton        /s/ Patricia Pemberton           Clerk